UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 22, 2012

AGL RESOURCES INC.
(Exact name of registrant as specified in its charter)

Georgia	1-14174	58-2210952
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Ten Peachtree Place NE Atlanta, Georgia 30309
(Address and zip code of principal executive offices)

404-584-4000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                       Results of Operations and Financial Condition

On February 22, 2012, AGL Resources Inc. issued a press release announcing the Company’s financial results for the year ended December 31, 2011. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 8.01                       Other Events

In connection with this press release, a copy of the fourth quarter and year-end 2011 earnings presentation is attached hereto as Exhibit 99.2, in connection with a conference call and live internet webcast to be held on February 22, 2012 at 9:00 a.m. ET.

Item 9.01                       Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press release dated February 22, 2012 announcing financial results for the year ended December 31, 2011.
99.2	Fourth quarter and Year-End 2011 Earnings Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGL RESOURCES INC.
(Registrant)
Date: February 22, 2012	/s/Andrew W. Evans
Andrew W. Evans Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release dated February 22, 2012 announcing financial results for the year ended December 31, 2011.
99.2	Fourth quarter and Year-End 2011 Earnings Presentation